AMENDMENT NO. 2
                                TO
                       AMENDED AND RESTATED
                   BONTANG EXCESS SALES TRUSTEE
                    AND PAYING AGENT AGREEMENT



     AMENDMENT No. 2 dated as of March 4, 1997 among

     (i) BANKAMERICA INTERNATIONAL (as successor in interest to Continental Bank International), not in its individual capacity but solely as Trustee under the Bontang Excess Sales Trustee and Paying Agent Agreement; and

     (ii) PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA, VIRGINIA INTERNATIONAL COMPANY, VIRGINIA INDONESIA COMPANY, LASMO SANGA SANGA LIMITED, UNION TEXAS EAST KALIMANTAN LIMITED, OPICOIL HOUSTON, INC., UNIVERSE GAS & OIL COMPANY, INC., TOTAL INDONESIE, UNOCAL INDONESIA COMPANY and INDONESIA PETROLEUM, LTD.



                      W I T N E S S E T H :


          WHEREAS, the parties hereto are parties to the Bontang Excess Sales Trustee and Paying Agent Agreement originally dated as of November 1, 1986, as amended and restated as of February 9, 1988 and as further amended by Amendment No. 1 to Amended and Restated Bontang Excess Sales Trustee and Paying Agent Agreement dated July 1, 1995 (the "Trust Agreement"); and

          WHEREAS, the parties hereto have determined that the Trust Agreement should be further amended as provided herein.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Article 1 of the Trust Agreement is hereby amended by adding new definitions of "Badak V Sales Contract" and "Badak VI Sales Contract" to be inserted immediately following the definition of "Approved Level of Working Capital" and reading in their entirety as follows:


               "Badak V Sales Contract" means the LNG Sales and
Purchase Contract (Badak V) dated August 12, 1995, by and between
PERTAMINA and Korea Gas Corporation, as amended or modified from time to time.

               "Badak VI Sales Contract" means the LNG Sale and
Purchase Contract (Badak VI) between PERTAMINA and Chinese
Petroleum Corporation dated as of October 25, 1995, as amended or modified from time to time.

          2.   The definition of "Excess Sales Contracts" in
Article 1 of the Trust Agreement is hereby amended so as to read in its entirety as follows:

               "Excess Sales Contracts" shall mean:

               (i)       "Agreement for Sale and Purchase of
Liquefied Natural Gas" dated August 29, 1986 between PERTAMINA and Total International Limited, as hereafter amended;

               (ii) "Invoice Settlement Agreement for 1973 LNG Sales Contract" and "Invoice Settlement Agreement for 1981 LNG Sales Contract" both dated as of March 31, 1987 between PERTAMINA and divers Japanese buyers of LNG, as hereafter amended, including any extension or renewal thereof;

               (iii)     "LNG Sales and Purchase Contract
(Yokkaichi LNG Trade)" dated August 28, 1987 between PERTAMINA and Nusantara Gas Services Company, Inc., as hereafter amended, including any extension or renewal thereof;

               (iv) the Korean Quantities Agreement, it being understood that after December 31, 1999 the Korean Carry-Over Quantities will not be supplied under the 1973 LNG Sales Contract (as defined in the Korean Quantities Agreement) and the 1973 LNG Sales Contract will not be the Designated LNG Sales Contract (as defined in the Korean Quantities Agreement); and

any other contract (other than any Excluded Excess Sales Contracts, the CPC 1994 Sales Contract, the KGC 1994 Sales Contract, the Badak V Sales Contract and the Badak VI Sales Contract), for the sale of LNG to be manufactured using existing or future excess capacity at the Bontang Plant; provided, that (x) the KGC 1994 Sales Contract will constitute an Excess Sales Contract solely with respect to cargoes delivered thereunder through and including December 31, 1997 and (y) the Badak V Sales Contract and the Badak VI Sales Contract each will constitute an Excess Sales Contract solely with respect to LNG purchased thereunder through and including December 31, 1999; and provided further, that quantities of LNG shall be deemed to have been purchased when title thereto passes to the relevant Buyer under the terms of the Badak V Sales Contract or the Badak VI Sales Contract, except that any quantities of LNG included in (i) the Fixed Quantity Period (as defined in the Badak V Sales Contract) ending on December 31, 1999 pursuant to Section 7.3(c) of the Badak V Sales Contract or (ii) the Fixed Quantity Period (as defined in the Badak VI Sales Contract) ending on December 31, 1999 pursuant to Section 7.3(c) of the Badak VI Sales Contract that would otherwise be deemed to have been purchased on or after January 1, 2000 shall instead be deemed to have been purchased on December 31, 1999.

          3. Section 2.3 of the Trust Agreement is hereby amended by amending and restating the last sentence thereof in its entirety to read as follows:

               "Notwithstanding the foregoing or any other provision hereof to the contrary, the parties hereto acknowledge and agree that (a) all amounts which become due and payable by the buyer under the KGC 1994 Sales Contract for, or otherwise relating to, cargoes delivered under the KGC 1994 Sales Contract at any time on or after January 1, 1998, (b) all amounts which become due and payable by the buyer under the CPC 1994 Sales Contract, (c) all amounts which become due and payable on or after January 1, 2000 by the buyers under the 1973 LNG Sales Contract (as defined in the Korean Quantities Agreement) (the amounts described in (a), (b) and
(c) referred to collectively as the "Bontang V Trust Funds"), (d) all amounts which become due and payable by the buyer under the Badak VI Sales Contract for quantities of LNG purchased on or after January 1, 2000 or otherwise with respect to the period commencing on January 1, 2000 and (e) all amounts which become due and payable by the buyer under the Badak V Sales Contract for quantities of LNG purchased on or after January 1, 2000 or otherwise with respect to the period commencing on January 1, 2000 (the amounts defined in (d) and (e) referred to collectively as the "Bontang VI Trust Funds") shall not constitute Bontang Excess Sales Trust Funds. Any Bontang V Trust Funds received by the Bontang Excess Sales Trustee shall be paid over to the trustee under the Bontang V Trustee and Paying Agent Agreement dated as of July 1, 1995. Any Bontang VI Trust Funds received by the Bontang Excess Sales Trustee shall be paid over to the trustee under the Bontang VI Trustee and Paying Agent Agreement dated as of March 4, 1997."


          4. Except as amended hereby, the Trust Agreement remains unchanged and in full force and effect.


          5. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

          6. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date hereof.


                              The Trustee

                              BANKAMERICA INTERNATIONAL
                                as Trustee aforesaid

                              By        /s/
                                 Name: Vincent P. Chorney
                                        Title: Assistant Vice
                                        President


                              Producers

                              PERUSAHAAN PERTAMBANGAN MINYAK
                                DAN GAS BUMI NEGARA
                                (PERTAMINA)

                              By                  /s/
                                        Name: F. Abda'oe
                                        Title: President Director
                                        and
                                        Chief Executive Officer


                              VIRGINIA INDONESIA COMPANY

                              By             /s/
                                        Name: Charles M. Reimer
                                        Title: Chairman and Chief
                                        Executive Officer


                              VIRGINIA INTERNATIONAL COMPANY

                              By             /s/
                                        Name: Richard L. Smernoff
                                        Title: Vice President


                              LASMO SANGA SANGA LIMITED

                              By             /s/
                                        Name: Richard L. Smernoff
                                        Title: Director and
                                        Chief Financial Officer


                              UNION TEXAS EAST KALIMANTAN
                                LIMITED

                              By        /s/
                                        Name: Dean Henry
                                        Title:Assistant Treasurer

                              OPICOIL HOUSTON, INC.

                              By        /s/
                                 Name: Roy C.H. Chiu
                                 Title: President


                              UNIVERSE GAS & OIL COMPANY,
                                INC.

                              By        /s/
                                 Name: Toshio Norimatsu
                                 Title: General manager of Business
                                 Dept.


                              TOTAL INDONESIE

                              By        /s/
                                 Name: Michel Seguin
                                 Title: Vice-Chairman and
                                 Chief Executive Officer


                              UNOCAL INDONESIA COMPANY

                              By        /s/
                                 Name: Donald A. MacKay
                                 Title: Assistant Treasurer


                              INDONESIA PETROLEUM, LTD.

                              By        /s/
                                 Name: Yusuke Sawatari
                              Title: Managing Director and General Manager
                              of Accounting & Finance Dept.